AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 16, 1998.
                                                     Registration No. 333-27857
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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549
                                  _________________

                            POST-EFFECTIVE AMENDMENT NO. 1

                                       FORM S-3
                                REGISTRATION STATEMENT
                                        UNDER
                              THE SECURITIES ACT OF 1933

                                   _________________

                                    UniComp, Inc.
                (Exact name of registrant as specified in its charter)

          Colorado                                            84-1023666
  (State or other jurisdiction                              (I.R.S. Employer
of incorporation or organization)                        Identification Number)

                                  _________________

                            1850 Parkway Place, Suite 925
                               Marietta, Georgia 30067
                                    (770) 424-3684
    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                   ________________

                                   Stephen A. Hafer
                   Chairman, President and Chief Executive Officer
                            1850 Parkway Place, Suite 925
                               Marietta, Georgia 30067
                                    (770) 424-3684
          (Name, address, including zip code, and telephone number, including area code, of agent for service)
                                   _________________

                                       Copy to:

                                  David K. Armstrong
                                Snell & Wilmer L.L.P.
                             111 East Broadway, Suite 900
                              Salt Lake City, Utah 84111
                                    (801)237-1900

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

                            POST-EFFECTIVE AMENDMENT NO. 1

        Pursuant to a Registration Statement on Form S-3, Registration No. 333-27857 (the "Registration Statement"), UniComp, Inc.(the "Company"), registered for sale from time to time 95,000 shares of common stock issuable upon the exercise of certain Common Stock Purchase Warrants (the "Warrants").
 The Company hereby withdraws from registration all the shares of common stock remaining unsold under the Registration Statement as of the date of this Post-Effective Amendment No. 1.























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


                                       PART II
                        INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16.  List of Exhibits.


  Exhibit No.        Description
  -----------        -----------

    24.1             Power of Attorney (Contained on  the
                     signature page of Registration Statement No.
                     333-27857 filed on May 27, 1997 and
                     incorporated herein by reference).


                                      SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to this Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Marietta, State of Georgia, on June 15, 1998.

                              UniComp, Inc.


                              By:  /s/ Stephen A. Hafer
                                  ---------------------------------
                                   Stephen A. Hafer
                                   Chairman, President and Chief
                                    Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacity and on the dates indicated.


          Signature                      Title                       Date
          ---------                      -----                       -----

       /s/ Stephen A. Hafer       Chairman, President and        June 15, 1998
    --------------------------     Chief Executive Officer
           Stephen A. Hafer

        /s/ L. Allen Plunk        Chief Financial Officer        June 15, 1998
    --------------------------     (Principal Financial and
           L. Allen Plunk          Accounting Officer)

                *                 Director                       June 15, 1998
    --------------------------
         J. Patrick Henry

                *                 Director                       June 15, 1998
    --------------------------
        Nelson J. Millar

                *                 Director                       June 15, 1998
    --------------------------
        Thomas Zimmerer


*By    /s/ Stephen A. Hafer
    --------------------------
           Stephen A. Hafer
           Attorney-in-fact




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